UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011 lululemon athletica inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue Vancouver, British Columbia Canada, V6J 1C7
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 732-6124

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the lululemon athletica inc. (the “Company”) 2011 Annual Meeting of Stockholders held on June 8, 2011, the matters on which the stockholders voted, in person or by proxy were:
1.	to elect three nominees as Class I directors to serve until the annual meeting of stockholders in 2014 and until their successors have been elected and qualified;

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the fiscal year ending January 29, 2012;

3.	to adopt a non-binding resolution to approve the compensation of the Company’s executive officers;

4.	to provide a non-binding vote on the frequency of holding a stockholder vote to approve the compensation of the Company’s executive officers;

5.	to approve the performance goals and limits contained in the Company’s 2007 Equity Incentive Plan;

6.	to approve the material terms of the Company’s Executive Bonus Plan; and

7.	to approve an amendment to the Company’s Certificate of Incorporation to effect a two-for-one forward stock split, with a proportionate increase in the number of authorized shares of the Company’s Common Stock and Special Voting Stock and a proportionate reduction in the par value of such stock.
The three nominees were elected, the appointment of the independent registered public accounting firm was ratified, the non-binding resolution to approve the compensation of the Company’s executive officers was approved, the non-binding recommendation to hold a stockholder vote to approve compensation of the Company’s executive officers once every three years was approved, the performance goals and limits contained in the Company’s 2007 Equity Incentive Plan were approved, the material terms of the Company’s Executive Bonus Plan were approved, and the amendment to the Company’s Certificate of Incorporation was approved. The results of the voting were as follows:
Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Michael Casey	60,978,360	35,716	6,342,866
RoAnn Costin	60,977,145	36,931	6,342,866
R. Brad Martin	60,930,822	83,254	6,342,866

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Withheld	Votes Against
67,295,591	20,818	40,533
Adoption of Non-Binding Resolution Approving Compensation of Executive Officers:

Votes For	Votes Withheld	Votes Against	Broker Non-Votes
60,921,154	31,464	61,458	6,342,866
Non-Binding Vote on the Frequency of Holding a Stockholder Vote to Approve Compensation of Executive Officers:

1 Year	2 Years	3 Years	Votes Withheld	Broker Non-Votes
21,008,501	220,651	39,769,494	15,430	6,342,866
Approval of Performance Goals and Grant Limits in 2007 Equity Incentive Plan:

Votes For	Votes Withheld	Votes Against	Broker Non-Votes
59,922,686	33,887	1,057,503	6,342,866
Approval of Material Terms of Executive Bonus Plan:

Votes For	Votes Withheld	Votes Against	Broker Non-Votes
60,561,434	32,531	420,111	6,342,866
Approval of Amendment to Certificate of Incorporation:

Votes For	Votes Withheld	Votes Against
67,155,344	20,985	180,613

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.
Dated: June 8, 2011	/s/ John E. Currie
John E. Currie
Chief Financial Officer